Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Teradyne, Inc. (the “Company”) on Form 10-Q for the period ended October 2, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark E. Jagiela, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C (S) 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

/S/ MARK E. JAGIELA
Mark E. Jagiela
Chief Executive Officer
November 10, 2016